SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) May 15, 2003

                                  Mestek, Inc.
                    (Exact name of registrant as specified in its chapter)

          Pennsylvania                        1-448                  25-0661650
(State or other jurisdiction             (Commission              (IRS Employer
  of incorporation)                  File Number)           Identification No.)
260 North Elm Street, Westfield, MA                                01085
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (413)-568-9571

       Item 12 Disclosure of Results of Operations and Financial Condition


       On May 16, 2003, Mestek, Inc. ("Mestek") issued a release setting forth Mestek's first quarter ended March 31, 2003 earnings.

       A copy of Mestek's release is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.

       Item 7 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

                  Exhibit Name                       Description

                       99                   Earnings Release for First
                                            Fiscal Quarter Ended March 31, 2003

................................................................................

                                                               Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     MESTEK, INC.

                                                     By /s/ Stephen M. Shea
                                                     Stephen M. Shea
                                                     Senior Vice President
                                                     Chief Financial Officer

       Date:      May 19, 2003